                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


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
Date of Report (Date of earliest event reported):    December 16, 1999 (December 15, 1999)
                                                   -----------------------------------------
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                           NEXTEL COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)

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
          DELAWARE                       0-19656                   36-3939651
(State or other jurisdiction           (Commission              (I.R.S. Employer
      of incorporation)                 File Number)           Identification No.)


       2001 EDMUND HALLEY DRIVE, RESTON, VIRGINIA                  20191
        (Address of principal executive offices)                (Zip Code)
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Registrant's telephone number, including area code:     (703) 433-4000
                                                     ---------------------



--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS.

     On December 15, 1999, Nextel issued a notice to redeem all of its outstanding 10.125% Senior Redeemable Discount Notes due January 15, 2004 (the
"Notes") with such redemption transaction scheduled to be closed on January 15, 2000. A copy of the redemption notice is filed as Exhibit 99.1 hereto and is incorporated herein by reference. The carrying value of the outstanding debt represented by the Notes as of September 30, 1999 was approximately $352 million.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (a)     FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.
                NOT APPLICABLE

        (b)     PRO FORMA FINANCIAL INFORMATION.
                NOT APPLICABLE

        (c)     EXHIBITS.

                    Exhibit No        Exhibit Description
                    ----------        -------------------
                       99.1           Redemption Notice relating to the Notes


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   NEXTEL COMMUNICATIONS, INC.

Date: December 16, 1999            By: /s/ THOMAS J. SIDMAN
                                      ----------------------
                                       Thomas J. Sidman
                                       Senior Vice President and General Counsel


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                                  EXHIBIT INDEX

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
              Exhibit No        Exhibit Description
              ----------        -------------------
                99.1            Redemption Notice relating to the 10.125% Senior Redeemable Discount
                                Notes due January 15, 2004